UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 18, 2019

TransMontaigne Partners L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-32505	34-2037221
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1670 Broadway, Suite 3100, Denver, CO 80202

(Address of principal executive office) (Zip Code)

303-626-8200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On January 18, 2019, TransMontaigne Partners L.P. (“TLP” or the “Partnership”) issued a press release announcing that it has established a record date of January 28, 2019 for a special meeting of its unitholders to be held on February 26, 2019. At the special meeting, which will be held at 1670 Broadway, 32nd Floor, Denver, CO 80202, the Partnership’s unitholders will vote on the previously announced proposed merger of the Partnership and an indirect subsidiary of ArcLight Energy Partners Fund VI, L.P. (“ArcLight”). Partnership unitholders of record at the close of business on January 28, 2019 will be entitled to receive notice of the special meeting and to vote at the special meeting.

The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This filing includes statements that may constitute forward looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. Although the Partnership believes that the expectations reflected in such forward looking statements are based on reasonable assumptions, such statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Further, the Partnership’s and ArcLight’s ability to consummate the proposed merger may be influenced by many factors that are difficult to predict, involve uncertainties that may materially affect actual results and that are often beyond the control of the Partnership or ArcLight. These factors include, but are not limited to, failure of closing conditions, and delays in the consummation of the proposed transaction, as circumstances warrant. Important factors that could cause actual results to differ materially from the Partnership’s expectations and may adversely affect the Partnership’s business and results of operations are disclosed in “Item 1A. Risk Factors” in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the Securities and Exchange Commission on March 15, 2018, as updated and supplemented by subsequent filings with the SEC. The forward looking statements speak only as of the date made, and, other than as may be required by law, the Partnership undertakes no obligation to update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

Important Additional Information Regarding the Merger Filed with the SEC

This communication may be deemed to be solicitation material in respect of the proposed merger. BEFORE MAKING ANY VOTING DECISION, THE PARTNERSHIP’S UNITHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

Investors and security holders will be able to obtain, free of charge, a copy of the proxy statement and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. In addition, the proxy statement and the Partnership’s annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 14(d) of the Exchange Act will be available free of charge through the Partnership’s website at www.transmontaignepartners.com as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The Partnership and the directors and executive officers of the Partnership’s general partner may be deemed to be participants in the solicitation of proxies from the Partnership’s unitholders in respect of the proposed merger. Information about the directors and executive officers of the Partnership’s general partner can be found in the Partnership’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2017. Investors may obtain additional information regarding the interests of such participants in the merger, which may be different than those of the Partnership’s unitholders generally, by reading the proxy statement and other relevant documents regarding the merger when such documents are filed with the SEC.

Item 9.01                   Financial Statements and Exhibits.

(d)         Exhibits

Exhibit Number	Description
99.1	Press Release, dated January 18, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMONTAIGNE PARTNERS L.P.

	By:	TransMontaigne GP L.L.C., its general partner

Date: January 18, 2019	By:	/s/ Michael A. Hammell
		Name:	Michael A. Hammell
		Title:	Executive Vice President, General Counsel and Secretary